UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 5, 2017

AMETEK, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12981	14-1682544
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Cassatt Road, Berwyn, Pennsylvania		19312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-647-2121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2017, AMETEK, Inc. (the "Company") announced that Frank S. Hermance will retire as Executive Chairman effective July 7, 2017 (the "Effective Date"). David A. Zapico, currently the Chief Executive Officer and a director of the Company, was elected by the Company’s Board of Directors as Chairman of the Board effective upon Mr. Hermance’s retirement. In connection with Mr. Hermance’s retirement, the Compensation Committee of the Board of Directors determined it would accelerate the vesting on 43,510 shares of restricted stock previously granted to Mr. Hermance, effective upon his retirement. This action allows Mr. Hermance to realize the value of his unvested Long-Term Incentive awards that he would otherwise forfeit as a result of his retirement and rewards him for his long and valued service to the Company. Mr. Hermance has served the Company for over 27 years including 17 years as Chief Executive Officer. Following Mr. Hermance’s retirement, the Board of Directors will consist of nine directors.

Item 8.01 Other Events.

On June 5, 2017, the Company also announced that it is further enhancing its corporate governance with the establishment of the position of Lead Independent Director, as formalized in the Corporate Governance Guidelines, which are publicly posted to the Company’s website. The independent directors of the Board have appointed Anthony J. Conti to serve as Lead Independent Director. Mr. Conti has been a member of the Board of Directors since 2010, and serves as Chairperson of the Audit Committee.

On June 5, 2017, the Company issued a press release announcing the retirement of Mr. Hermance and the appointment of Mr. Zapico as Chairman of the Board and Mr. Conti as Lead Independent Director, a copy of which is attached as Exhibit 99.1 hereto and is hereby incorporated by reference in this Form 8 K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Copy of press release issued by AMETEK, Inc. on June 5, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMETEK, Inc.

June 5, 2017	By:	/s/ Thomas M. Montgomery

Name: Thomas M. Montgomery
Title: Senior Vice President - Comptroller

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Exhibit Index

Exhibit No.	Description

99.1	Copy of press release issued by AMETEK, Inc. on June 5, 2017.